SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report(Date of earliest event reported): July 16, 1997

                      Art's-Way Manufacturing Co., Inc.
             (Exact name of registrant as specified in its charter)

              Delaware              0-5131  	      42-0920725
(State or other jurisdiction     Commission           IRS Employer
     of incorporation)		 File Number       Indentification No.)

		P.O. Box 288, Armstrong IA		50514
         (Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code:  712-864-3131

		               Not Applicable
     (Former name or former address, if changed since last report.)

Item 8. Change in Fiscal Year

        Date of determination: July 16, 1997

        Date of the new fiscal year end: November 30

  Form on which the report covering the transistion period will be filed:
  Form 10-K

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					Art's-Way Manufacturing Co., Inc.
						(Registrant)

Date July 31, 1997			_______________________________
					William T. Green, Executive Vice
					   President, Finance